SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant   |X|
Filed by a party other than the Registrant   |_|


Check the appropriate box:
|_|      Preliminary Proxy Statement
|_|      Confidential, For Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
|_|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|X|      Soliciting Material Under Rule 14a-12


                         RECKSON ASSOCIATES REALTY CORP.
                   ------------------------------------------
                (Name of Registrant as Specified In Its Charter)

         --------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

|X| No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

              (1) Title of each class of securities to which transaction applies:

                      ----------------------------------------------------------
              (2) Aggregate number of securities to which transaction applies:

                      ----------------------------------------------------------
              (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                      ----------------------------------------------------------
              (4)     Proposed maximum aggregate value of transaction:

                      ----------------------------------------------------------
              (5)     Total fee paid:

                      ----------------------------------------------------------
|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              (1)     Amount Previously Paid:

                      ----------------------------------------------------------
              (2)     Form, Schedule or Registration Statement No.:

                      ----------------------------------------------------------

              (3)     Filing Party:

                      ----------------------------------------------------------

              (4)     Date Filed:

                      ----------------------------------------------------------

On August 10, 2006, Reckson replaced its website presentation entitled "Overview of Reckson/SL Green Transaction" with this presentation. At the request of Green Street Advisors, the attached presentation removes the references to data sourced to Green Street Advisors that had appeared in the earlier version of this presentation. This data was used without seeking the permission of Green Street Advisors and should not be relied on as the view of Green Street Advisors.